EXHIBIT 99.1
McDOWELL RESEARCH HOLDINGS, INC.
CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 AND 2005
AND
FOR THE SIX-MONTH PERIODS ENDED
JUNE 30, 2006 AND 2005

McDOWELL RESEARCH HOLDINGS, INC.
FOR THE SIX-MONTH PERIODS ENDED
JUNE 30, 2006 AND 2005
CONTENTS

Page
Number

Independent Auditors’ Report	1

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheets	2 — 3

Consolidated Statements of Income	4

Consolidated Statements of Changes in Stockholders’ Equity	5

Consolidated Statements of Cash Flows	6

Notes to Consolidated Financial Statements	7 — 12

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
McDowell Research Holdings, Inc.
Waco, Texas
     We have reviewed the accompanying consolidated balance sheets of McDowell Research Holdings, Inc., as of June 30, 2006 and 2005, and the related consolidated statements of income, changes in stockholders’ equity, and cash flows for the six-month periods then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these consolidated financial statements is the representation of the Company’s management.
     A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the consolidated financial statements taken as a whole. Accordingly, we do not express an opinion.
     Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in conformity with generally accepted accounting principles.
/s/ Pattillo, Brown & Hill, L.L.P.
August 31, 2006

1

401 WEST HIGHWAY 6 • P. O. BOX 20725 • WACO, TX 76702-0725 • (254) 772-4901 • FAX: (254) 772-4920 • www.pbhcpa.com
AFFILIATE OFFICES: BROWNSVILLE, TX (956) 544-7778 • HILLSBORO, TX (254) 582-2583
TEMPLE, TX (254) 791-3460 • ALBUQUERQUE, NM (505) 266-5904

McDOWELL RESEARCH HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
JUNE 30, 2006 AND 2005
(UNAUDITED)
ASSETS

	2006	2005

CURRENT ASSETS
Cash	$566,591	$1,438,348
Receivables
Trade net of allowance for uncollectible accounts of $38,487and $40,512, respectively	4,347,288	3,400,227
Prepayments of inventory	666,396	—
Inventories	4,312,360	1,174,912

Total Current Assets	9,892,635	6,013,487

PROPERTY, PLANT AND EQUIPMENT
Building	727,000	727,000
Leasehold improvements	211,792	211,792
Machinery and equipment	638,547	636,192
Office equipment	375,561	389,540
Automobiles	333,605	363,170
Furniture and fixtures	21,189	21,189
Computer software	41,847	17,858

	2,349,541	2,366,741
Less accumulated depreciation	(757,247)	(497,035)

Total Property, Plant and Equipment	1,592,294	1,869,706

Total Assets	$11,484,929	$7,883,193

See accompanying notes and accountants’ review report.

LIABILITIES AND STOCKHOLDERS’ EQUITY

	2006	2005

CURRENT LIABILITIES
Current maturities of long-term debt	$292,928	$134,805
Accounts payable, trade	1,790,567	1,191,166
Accrued liabilities
Salaries, wages and commissions	121,288	165,970
Payroll and other taxes	39,801	27,798
Vacation	86,379	73,107
Property tax	33,038	29,704
Other	115,061	—
Deferred revenue	20,973	—
Retirement plan payable	54,108	103,240

Total Current Liabilities	2,554,143	1,725,790

NONCURRENT LIABILITIES
Long-term debt, net of current maturities	775,110	930,487

Total Noncurrent Liabilities	775,110	930,487

Total Liabilities	3,329,253	2,656,277

STOCKHOLDERS’ EQUITY
Common stock- par value $1 - authorized 100,000 shares, issued 2,162 shares, outstanding 2,162 shares	2,162	2,162
Paid-in capital	4,819,783	4,819,783
Retained earnings	3,333,731	404,971

Total Stockholders’ Equity	8,155,676	5,226,916

Total Liabilities and Stockholders’ Equity	$11,484,929	$7,883,193

See accompanying notes and accountants’ review report.

McDOWELL RESEARCH HOLDINGS, INC.
CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX-MONTH PERIODS ENDED
JUNE 30, 2006 AND 2005
(UNAUDITED)

	2006	2005

SALES	$12,573,546	$10,053,960

COST OF GOODS SOLD	(5,734,952)	(5,354,535)

GROSS MARGIN	6,838,594	4,699,425

OPERATING EXPENSES
Selling expense	(1,102,039)	(773,932)
General and administrative expense	(2,696,046)	(3,444,899)

Total Operating Expenses	(3,798,085)	(4,218,831)

INCOME FROM OPERATIONS	3,040,509	480,594

NONOPERATING INCOME (EXPENSE)
Interest expense	(116,246)	(107,473)
Interest income	10,080	31,850

Total Nonoperating Income (Expense)	(106,166)	(75,623)

NET INCOME	$2,934,343	$404,971

See accompanying notes and accountants’ review report.

McDOWELL RESEARCH HOLDINGS, INC.
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE SIX-MONTH PERIODS ENDED
JUNE 30, 2006 AND 2005
(UNAUDITED)

				Total
	Common	Paid-in	Retained	Stockholders’
	Stock	Capital	Earnings	Equity

Balance, December 31, 2004	$—	$5,784,931	$—	$5,784,931

Sale of stock	2,162	—	—	2,162

Contributions	—	121,338	—	121,338

Net income for the 6-month period	—	—	404,971	404,971

Distributions	—	(1,086,486)	—	(1,086,486)

Balance, June 30, 2005	2,162	4,819,783	404,971	5,226,916

Sale of stock	—	—	—	—

Contributions	—	—	—	—

Net income for the 6-month period	—	—	994,417	994,417

Distributions	—	—	—	—

Balance, December 31, 2005	2,162	4,819,783	1,399,388	6,221,333

Sale of stock	—	—	—	—

Contributions	—	—	—	—

Net income for the 6-month period	—	—	2,934,343	2,934,343

Distributions	—	—	(1,000,000)	(1,000,000)

Balance, June 30, 2006	$2,162	$4,819,783	$3,333,731	$8,155,676

See accompanying notes and accountants’ review report.

McDOWELL RESEARCH HOLDINGS, INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX-MONTH PERIODS ENDED
JUNE 30, 2006 AND 2005
(UNAUDITED)

	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,934,343	$404,971
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	118,663	140,884
Gain on disposal of property, plant and equipment	16,426	6,800
Change in assets and liabilities:
(Increase) decrease in receivables	250,723	(336,297)
(Increase) decrease in inventories	(2,806,322)	(326,250)
(Decrease) increase in accounts payable and accrued liabilities	(658,836)	(396,678)
(Decrease) increase in deferred revenue	(28,197)	(172,953)
(Decrease) increase in retirement plan payable	(152,479)	103,240

Total Adjustments	(3,260,022)	(981,254)

NET CASH USED BY OPERATING ACTIVITIES	(325,679)	(576,283)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property, plant and equipment	(2,355)	(207,255)

NET CASH USED BY INVESTING ACTIVITIES	(2,355)	(207,255)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable from related party	37,656	200
Proceeds from long-term debt	150,000	115,564
Payment of long-term debt	(224,251)	(82,539)
Distributions paid	(1,000,000)	(1,087,628)

NET CASH USED BY FINANCING ACTIVITIES	(1,036,595)	(1,054,403)

NET DECREASE IN CASH	(1,364,629)	(1,837,941)

CASH, BEGINNING	1,931,220	3,276,289

CASH, ENDING	$566,591	$1,438,348

SUPPLEMENTAL DISCLOSURES
Interest expense	$116,246	$107,473

See accompanying notes and accountants’ review report.

McDOWELL RESEARCH HOLDINGS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2006 AND 2005

1.	BASIS OF PRESENTATION

The financial statements presented herein are unaudited and do not contain all information required by accounting principles generally accepted in the United States of America to be included in a full set of financial statements.

In the opinion of the Company, the unaudited financial statements reflect all adjustments (consisting of normal recurring adjustments) necessary to present fairly the financial position of the Company as of June 30, 2006 and 2005, and its results of operations and its cash flows for the six-month periods then ended.

The results of operations for the six-month periods ended June 30, 2006 and 2005, may not be indicative of the results of operations for the full fiscal year or any future period.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Following is a summary of certain significant accounting policies of McDowell Research Holdings, Inc. These policies conform to generally accepted accounting principles and have been consistently applied in preparation of these financial statements.
     Organization
McDowell Research, Ltd. (the Ltd.) is engaged primarily in the development, manufacture, distribution and sale of power systems, battery chargers, and accessories for demanding customer requirements.

On October 1, 2005, McDowell RF Systems, Inc., a captive engineering company engaged primarily in the design of RF amplification systems for the Company, was merged into McDowell Research, Ltd. The entire year’s income and expenses of McDowell RF Systems, Inc. were included in the consolidation as if it had been consolidated effective January 1, 2005.
     Principle of Consolidation
McDowell Research Holdings, Inc. (the Company) is a Texas Sub S Corporation for financial and tax reporting purposes. McDowell Research GP, Inc. (the GP) is 100% owned by the Company. McDowell Research LP, Inc. (the LP) is 100% owned by the Company. McDowell Research, Ltd. (formerly McDowell Research Corporation) is 1% owned by the GP and 99% owned by the LP. Therefore, these financial statements are consolidated after the elimination of all material intercompany transactions and account balances.
(continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
     Accounting Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from the estimates.
     Cash and Cash Equivalents
For the purpose of the statement of cash flows, cash and cash equivalents are defined as cash on hand and cash in bank accounts.
     Accounts Receivable
Accounts receivable arise in the normal course of business. It is the policy of management to review the outstanding accounts receivable in the six-month period, as well as the bad debt write-offs experienced in the past, and establish an allowance for doubtful accounts. As of June 30, 2006 and 2005, the allowance for doubtful accounts amounted to $38,487 and $40,512, respectively.
Property, Plant and Equipment
Property, plant and equipment are carried at cost less accumulated depreciation. Additions to and improvements of property, plant and equipment that exceed $5,000 are capitalized. Maintenance and repair costs are expensed as incurred. When assets are retired or otherwise disposed of, the cost of the assets and related accumulated depreciation are removed from the accounts. Any profit or loss on retirements is reflected in earnings for the period. Depreciation is computed using the straight-line method for all assets. Estimated useful lives are as follows:

Buildings	15 years
Leasehold improvements	15 years
Machinery, equipment and furniture	3 - 7 years
Automotive	5 years
     Inventories
Inventories are valued at average cost, not in excess of current market cost, with cost computed on the first-in, first-out basis. Inventoried costs incurred under contracts are stated at the actual production cost and other related costs incurred to date, less amounts applied to units delivered.
     Income Taxes
Federal income taxes have not been provided for as the Company and the Affiliates are S Corporations as defined in the Internal Revenue Code. Net income under this election is taxed at the stockholder level.
(continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
     Research and Development
Research and development expenditures are expensed as incurred.
     Concentration of Credit Risk
The Ltd. is a manufacturer of power systems, battery chargers, and accessories primarily for military application. During the six-month period ended June 30, 2006, the Ltd. had sales to 7 customers in excess of 55% of total sales. The sales to the largest customer were 30% of total sales. Sales to the next largest customer totaled 7% of total sales.

The Ltd. extends unsecured credit to the majority of its customers. As of June 30, 2006 and 2005, outstanding credit to customers totaled $4,384,075 and $3,440,739, respectively.

Additionally, the Ltd. maintains cash in excess of the FDIC limit in a financial institution. As of June 30, 2006 and 2005, amounts exceeding the FDIC limit were $499,268 and $1,668,931.

3.	PROPERTY, PLANT AND EQUIPMENT

	Balance			Balance
	12/31/05	Additions	Deletions	06/30/06

Building	$727,000	$—	$—	$727,000
Leasehold improvements	211,792	—	—	211,792
Machinery and equipment	636,192	2,355	—	638,547
Office equipment	375,561	—	—	375,561
Automobiles	363,170	—	(29,565)	333,605
Furniture and fixtures	21,189	—	—	21,189
Computer software	41,847	—	—	41,847

	2,376,751	2,355	(29,565)	2,349,541
Accumulated depreciation	(651,723)	(118,663)	13,139	(757,247)

Total Property, Plant and Equipment	$1,725,028	$(116,308)	$(16,426)	$1,592,294

Depreciation expense totaled $118,663, and $140,884, respectively, at June 30, 2006 and 2005.

4.	INVENTORIES
Inventories of the Ltd. are compromised of the following at June 30, 2006 and 2005:

	2006	2005

Raw materials	$2,577,209	$848,662
Work in process	808,646	326,250
Finished goods	926,505	—

Total Inventory	$4,312,360	$1,174,912

5.	LONG-TERM DEBT

Long-term debt consists of the following:

	Six Months Ended
	06/30/06	06/30/05

Note payable to Central National Bank, in monthly installments of $2,854.58 through December 14, 2007, including interest at 5.85%, collateralized by equipment.	$51,520	$81,460

Note payable to Central National Bank, in monthly installments of $673 through December 15, 2008, including interest at 4.25%, collateralized by a vehicle.	19,108	26,193

Note payable to Daimler Chrysler, in monthly installments of $1,187 through April 7, 2008, with interest at 6.1%, collateralized by a vehicle.	23,637	36,023

Note payable to Central National Bank, in monthly installments of $1,517.57 through April 5, 2007, with interest at 4.0%, collateralized by a vehicle.	14,878	32,104

Note payable to Central National Bank, in monthly installments of $1,607.02 through April 5, 2007, with interest at 4.0%, collateralized by a vehicle.	15,755	33,997

Note payable to Central National Bank, in monthly installments of $2,319 through April 7, 2008, with interest at 5.5%, collateralized by a vehicle.	48,379	72,767

Note payable to Central National Bank, in monthly installments of $979.28 through May 28, 2009, with interest at 6.75%, collateralized by equipment.	31,670	40,789

Note payable to Texas First State Bank, in monthly installments of $1,025 through March 26, 2006, including interest at 3.99%, collateralized by vehicle.	—	9,072

Revolving line-of-credit to Central National Bank, due in September 2006, with interest at prime rate adjusted daily, collateralized by accounts receivable and inventory.	150,000	—

Note payable to Central National Bank, in monthly installments of $845 through April 2, 2007, including interest at 5.5%, collateralized by a vehicle.	8,168	17,576

	363,115	349,981
Capital lease (see footnote 6)	704,923	715,311
Less current maturities	(292,928)	(71,505)

	$775,110	$993,787

(continued)

5.	LONG-TERM DEBT (Continued)

Future maturities of long-term debt are as follows:

Amount

2006	$292,928
2007	114,603
2008	53,011
2009	24,774
2010	25,613
Thereafter	557,109

$1,068,038

6.	LEASE OBLIGATION — BUILDINGS

The Ltd.’s administrative offices and manufacturing space located in Waco, Texas, are leased under a month-to-month capital lease. For capitalization purposes, it is assumed that the lease is the length of the underlying loan, which expires in 2017. Base rent for the premises does not include real estate taxes and other operating expenses for which the Ltd. is separately liable. Annual base rent on the premises is $207,600, payable in monthly installments of $17,300 each. The landlord is a related entity that is owned by the shareholders of the Ltd.

The Ltd. also leases a facility in Woodinville, Washington, under a 39-month operating lease expiring in March 2007 from a non-related third party. Base rent for the premises does not include real estate taxes and other operating expenses for which the Ltd. is separately liable. Annual base rent on the premises is $73,248, payable in monthly installments of $6,104 each.

Minimum annual payments under the leases as of June 30, 2006, for the next five years are as follows:

	Waco	Woodinville	Total
2006	$207,600	$73,248	$280,848
2007	207,600	18,312	225,912
2008	207,600	—	207,600
2009	207,600	—	207,600
2010	207,600	—	207,600
Thereafter	1,245,600	—	1,245,600

	$2,283,600	$91,560	$2,375,160

7.	RESEARCH AND DEVELOPMENT

The Ltd. is currently funding research projects for the development of new products. Research and development expense totaled $150,000 and $1,039,618, respectively, in the six-month periods ended June 30, 2006 and 2005.

8.	PROFIT-SHARING PLAN

The Ltd. maintains a salary reduction/profit-sharing plan under the Safe Harbor provisions of Section 401(k) of the Internal Revenue Code. The Plan covers substantially all employees of Ltd. who have completed one year of service with the Ltd. and have reached the age of 21. The Plan is contributory by the employees. The Ltd. makes a yearly 3% mandatory safe harbor contribution and may make discretionary profit sharing contributions. The Ltd. elected to make discretionary profit sharing and safe harbor contributions for the year ended December 31, 2006. The Ltd. has accrued approximately $54,108 and $103,250 of this amount as of June 30, 2006 and 2005, respectively.

9.	CONTINGENCIES

The Ltd. provides the end user with a four (4) year warranty on the majority of products sold. Based upon the Ltd.’s historical warranty claims, no reserve for the future economic impact of potential warranty claims has been included in these statements. Future claims will be recognized as warranty expense in the year incurred. It is expected that future claims will be immaterial.

10.	SUBSEQUENT EVENT

The shareholders sold the assets of Ltd. on July 3, 2006.

McDOWELL RESEARCH HOLDINGS, INC.
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED
DECEMBER 31, 2005
WITH INDEPENDENT AUDITORS’ REPORT

McDOWELL RESEARCH HOLDINGS, INC.
FOR THE YEAR ENDED
DECEMBER 31, 2005
CONTENTS

Page
Number

Independent Auditors’ Report	1

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet	2 — 3

Consolidated Statement of Income	4

Consolidated Statement of Changes in Stockholders’ Equity	5

Consolidated Statement of Cash Flow	6

Notes to Consolidated Financial Statements	7 — 12

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
McDowell Research Holdings, Inc.
Waco, Texas
     We have audited the accompanying consolidated balance sheet of McDowell Research Holdings, Inc., as of December 31, 2005, and the related consolidated statement of income, changes in stockholders’ equity, and cash flow for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.
     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of McDowell Research Holdings, Inc., as of December 31, 2005, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.
/s/ Pattillo, Brown & Hill, L.L.P.
February 20, 2006

1

401 WEST HIGHWAY 6 • P. O. BOX 20725 • WACO, TX 76702-0725 • (254) 772-4901 • FAX: (254) 772-4920 • www.pbhcpa.com
AFFILIATE OFFICES: BROWNSVILLE, TX (956) 544-7778 • HILLSBORO, TX (254) 582-2583
TEMPLE, TX (254) 791-3460 • ALBUQUERQUE, NM (505) 266-5904

McDOWELL RESEARCH HOLDINGS, INC.
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2005
ASSETS

CURRENT ASSETS
Cash	$1,931,220
Receivables
Trade net of allowance for uncollectible accounts of $40,511	4,586,144
Employees	10,167
Inventories	2,165,944

Total Current Assets	8,693,475

PROPERTY, PLANT AND EQUIPMENT
Building	727,000
Leasehold improvements	211,792
Machinery and equipment	636,192
Office equipment	375,561
Automobiles	363,170
Furniture and fixtures	21,189
Computer software	41,847

2,376,751
Less accumulated depreciation	(651,723)

Total Property, Plant and Equipment	1,725,028

Total Assets	$10,418,503

The accompanying notes are an integral part of these consolidated financial statements.

2

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Current maturities of long-term debt	$142,928
Accounts payable, trade	2,332,405
Accrued liabilities
Salaries, wages and commissions	476,540
Payroll and other taxes	21,745
Vacation	43,490
Property tax	64,916
Other	8,530
Deferred revenue	49,170
Retirement plan payable	206,587

Total Current Liabilities	3,346,311

NONCURRENT LIABILITES
Long-term debt, net of current maturities	850,859

Total Noncurrent Liabilites	850,859

Total Liabilites	4,197,170

STOCKHOLDERS’ EQUITY
Common stock- par value $1 - authorized 100,000 shares, issued 2,162 shares, outstanding 2,162 share	2,162
Paid-in capital	4,819,783
Retained earnings	1,399,388

Total Stockholders’ Equity	6,221,333

Total Liabilities and Stockholders’ Equity	$10,418,503

The accompanying notes are an integral part of these consolidated financial statements.

3

McDOWELL RESEARCH HOLDINGS, INC.
CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED
DECEMBER 31, 2005

SALES	$21,702,378

COST OF GOODS SOLD	(10,437,855)

GROSS MARGIN	11,264,523

OPERATING EXPENSES
Selling expense	(1,627,251)
General and administrative expense	(8,079,034)

Total Operating Expenses	(9,706,285)

INCOME FROM OPERATIONS	1,558,238

NONOPERATING INCOME (EXPENSE)
Interest expense	(219,330)
Interest income	60,480

Total Nonoperating Income (Expense)	(158,850)

NET INCOME	$1,399,388

The accompanying notes are an integral part of these consolidated financial statements.

4

McDOWELL RESEARCH HOLDINGS, INC.
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEAR ENDED
DECEMBER 31, 2005

				Total
	Common	Paid-in	Retained	Stockholders’
	Stock	Capital	Earnings	Equity
Balance, December 31, 2004	$—	$5,784,931	$—	$5,784,931
Sale of stock	2,162	—	—	2,162
Contributions	—	121,338	—	121,338
Net income for the year	—	—	1,399,388	1,399,388
Distributions	—	(1,086,486)	—	(1,086,486)

Balance, December 31, 2005	$2,162	$4,819,783	$1,399,388	$6,221,333

The accompanying notes are an integral part of these consolidated financial statements.

5

McDOWELL RESEARCH HOLDINGS, INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
DECEMBER 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,399,388
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	295,572
Gain on disposal of property, plant and equipment	10,162
Change in assets and liabilities:
(Increase) decrease in receivables	(1,538,970)
(Increase) decrease in inventories	(1,317,282)
(Decrease) increase in accounts payable and accrued liabilities	1,408,376
(Decrease) increase in deferred revenue	(123,783)
(Decrease) increase in retirement plan payable	37,116

Total Adjustments	(1,228,809)

NET CASH PROVIDED BY OPERATING ACTIVITIES	170,579

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property, plant and equipment	(390,841)

NET CASH USED BY INVESTING ACTIVITIES	(390,841)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable from related party	3,783
Proceeds from long-term debt	115,564
Payment of long-term debt	(154,044)
Distributions paid	(1,090,110)

NET CASH USED BY FINANCING ACTIVITIES	(1,124,807)

NET DECREASE IN CASH	(1,345,069)

CASH AT BEGINNING OF YEAR	3,276,289

CASH AT END OF YEAR	$1,931,220

SUPPLEMENTAL DISCLOSURES
Interest expense	$219,330

The accompanying notes are an integral part of these consolidated financial statements.

6

McDOWELL RESEARCH HOLDINGS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Following is a summary of certain significant accounting policies of McDowell Research Holdings, Inc. These policies conform to generally accepted accounting principles and have been consistently applied in preparation of these financial statements.
     Organization
McDowell Research, Ltd. (the Ltd.) is engaged primarily in the development, manufacture, distribution and sale of power systems, battery chargers, and accessories for demanding customer requirements.
On October 1, 2005, McDowell RF Systems, Inc., a captive engineering company engaged primarily in the design of RF amplification systems for the Company, was merged into McDowell Research, Ltd. The entire year’s income and expenses of McDowell RF Systems, Inc. were included in the consolidation as if it had been consolidated effective January 1, 2005.
     Principle of Consolidation
McDowell Research Holdings, Inc. (the Company) is a Texas Sub S Corporation for financial and tax reporting purposes. McDowell Research GP, Inc. (the GP) is 100% owned by the Company. McDowell Research LP, Inc. (the LP) is 100% owned by the Company. McDowell Research, Ltd. (formerly McDowell Research Corporation) is 1% owned by the GP and 99% owned by the LP. Therefore, these financial statements are consolidated after the elimination of all material intercompany transactions and account balances.
     Accounting Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from the estimates.
     Cash and Cash Equivalents
For the purpose of the statement of cash flows, cash and cash equivalents are defined as cash on hand and cash in bank accounts.
(continued)

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1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
     Accounts Receivable
Accounts receivable arise in the normal course of business. It is the policy of management to review the outstanding accounts receivable at year-end, as well as the bad debt write-offs experienced in the past, and establish an allowance for doubtful accounts. As of December 31, 2005, the allowance for doubtful accounts amounted to $40,512.
     Property, Plant and Equipment
Property, plant and equipment are carried at cost less accumulated depreciation. Additions to and improvements of property, plant and equipment that exceed $5,000 are capitalized. Maintenance and repair costs are expensed as incurred. When assets are retired or otherwise disposed of, the cost of the assets and related accumulated depreciation are removed from the accounts. Any profit or loss on retirements is reflected in earnings for the period. Depreciation is computed using the straight-line method for all assets. Estimated useful lives are as follows:

Buildings	15 years
Leasehold improvements	15 years
Machinery, equipment and furniture	3 — 7 years
Automotive	5 years
     Inventories
Inventories are valued at average cost, not in excess of current market cost, with cost computed on the first-in, first-out basis. Inventoried costs incurred under contracts are stated at the actual production cost and other related costs incurred to date, less amounts applied to units delivered.
     Income Taxes
Federal income taxes have not been provided for as the Company and the Affiliates are S Corporations as defined in the Internal Revenue Code. Net income under this election is taxed at the stockholder level.
     Research and Development
Research and development expenditures are expensed as incurred.
(continued)

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1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
     Concentration of Credit Risk
The Ltd. is a manufacturer of power systems, battery chargers, and accessories primarily for military application. During the year ended December 31, 2005, the Ltd. had sales to 10 customers in excess of 46% of total sales. The sales to the largest customer were 20.80% of total sales. Sales to another customer totaled 20% of total sales. Sales to the U.S. military totaled approximately 43.52% of total sales.
The Ltd. extends unsecured credit to the majority of its customers. As of December 31, 2005, outstanding credit to customers totaled $4,626,755.
Additionally, the Ltd. maintains cash in excess of the FDIC limit in a financial institution. As of December 31, 2005, amounts exceeding the FDIC limit were $1,489,935.
2. PROPERTY, PLANT AND EQUIPMENT

	Balance			Balance
	12/31/04	Additions	Deletions	12/31/05

Building	$727,000	$—	$—	$727,000
Leasehold improvements	155,072	56,720	—	211,792
Machinery and equipment	636,192	—	—	636,192
Office equipment	361,615	34,951	(21,005)	375,561
Automobiles	311,383	104,752	(52,965)	363,170
Furniture and fixtures	21,189	—	—	21,189
Computer software	—	41,847	—	41,847

	2,212,451	238,270	(73,970)	2,376,751
Accumulated depreciation	(395,748)	(302,631)	46,656	(651,723)

Total Property, Plant and Equipment	$1,816,703	$(64,361)	$(27,314)	$1,725,028

Depreciation expense totaled $295,572 at December 31, 2005.
3. INVENTORIES
Inventories of the Ltd. are compromised of the following at December 31, 2005:

Raw materials	$1,463,780
Work in process	702,164

Total Inventory	$2,165,944

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4.	LONG-TERM DEBT

Long-term debt consists of the following:

2005

Note payable to Central National Bank, in monthly installments of $2,854.58 through December 14, 2007, including interest at 5.85%, collateralized by equipment.	$66,534

Note payable to Central National Bank, in monthly installments of $673 through December 15, 2008, including interest at 4.25%, collateralized by a vehicle.	22,689

Note payable to Daimler Chrysler, in monthly installments of $1,187 through April 7, 2008, with interest at 6.1%, collateralized by a vehicle.	30,958

Note payable to Central National Bank, in monthly installments of $1,517.57 through April 5, 2007, with interest at 4.0%, collateralized by a vehicle.	23,580

Note payable to Central National Bank, in monthly installments of $1,607.02 through April 5, 2007, with interest at 4.0%, collateralized by a vehicle.	24,970

Note payable to Central National Bank, in monthly installments of $2,319 through April 7, 2008, with interest at 5.5%, collateralized by a vehicle.	60,721

Note payable to Central National Bank, in monthly installments of $979.28 through May 28, 2009, with interest at 6.75%, collateralized by equipment.	36,226

Note payable to Texas First State Bank, in monthly installments of $1,025 through March 26, 2006, including interest at 3.99%, collateralized by vehicle.	3,054

Note payable to Central National Bank, in monthly installments of $845 through April 2, 2007, including interest at 5.5%, collateralized by a vehicle.	12,937

281,669
Capital lease (see footnote 5)	712,118
Less current maturities	(142,928)

$850,859

(continued)

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4.	LONG-TERM DEBT (Continued)

Future maturities of long-term debt are as follows:

December 31	Amount

2006	$142,928
2007	114,603
2008	53,011
2009	24,774
2010	25,613
Thereafter	632,858

$993,787

5.	LEASE OBLIGATION — BUILDINGS

The Ltd.’s administrative offices and manufacturing space located in Waco, Texas, are leased under a month-to-month capital lease. For capitalization purposes, it is assumed that the lease is the length of the underlying loan, which expires in 2017. Base rent for the premises does not include real estate taxes and other operating expenses for which the Ltd. is separately liable. Annual base rent on the premises is $207,600, payable in monthly installments of $17,300 each. The landlord is a related entity that is owned by the shareholders of the Ltd..

The Ltd. also leases a facility in Woodinville, Washington, under a 39-month operating lease expiring in March 2007 from a non-related third party. Base rent for the premises does not include real estate taxes and other operating expenses for which the Ltd. is separately liable. Annual base rent on the premises is $73,248, payable in monthly installments of $6,104 each.

Minimum annual payments under the leases as of December 31, 2005, for the next five years are as follows:

	Waco	Woodinville	Total

2005	$207,600	$73,248	$280,848
2006	207,600	73,248	280,848
2007	207,600	18,312	225,912
2008	207,600	—	207,600
2009	207,600	—	207,600
Thereafter	1,453,200	—	1,453,200

	$2,491,200	$164,808	$2,656,008

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6.	RESEARCH AND DEVELOPMENT

The Ltd. is currently funding research projects for the development of new products. Research and development expense totaled $1,212,173 in 2005.

7.	PROFIT-SHARING PLAN

The Ltd. maintains a salary reduction/profit-sharing plan under the Safe Harbor provisions of Section 401(k) of the Internal Revenue Code. The Plan covers substantially all employees of Ltd. who have completed one year of service with the Ltd. and have reached the age of 21. The Plan is contributory by the employees. The Ltd. makes a yearly 3% mandatory safe harbor contribution and may make discretionary profit sharing contributions. The Ltd. elected to make discretionary profit sharing and safe harbor contributions of $224,816 for the year ended December 31, 2005.

8.	CONTINGENCIES

The Ltd. provides the end user with a four (4) year warranty on the majority of products sold. Based upon the Ltd.’s historical warranty claims, no reserve for the future economic impact of potential warranty claims has been included in these statements. Future claims will be recognized as warranty expense in the year incurred.

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